Share-Based Payments	9 Months Ended
Sep. 30, 2012
Share-Based Payments
Share-Based Payments

10. Share-Based Payments

Stock Option Plans

The Supernus Pharmaceuticals, Inc. 2005 Stock Plan (the 2005 Plan), which is stockholder-approved, permits the grant of options, purchase rights, and awards to its employees, officers, directors, consultants, or advisors for up to 2,000,000 shares of Common Stock. The Company believes that such awards better align the interest of its employees with those of its stockholders. Option awards are granted with an exercise price equal to the estimated fair value of the Company's Common Stock at the grant date; those option awards generally vest in four annual installments, starting on the first anniversary of the date of grant and have ten-year contractual terms. The 2005 Plan provides for the issuance of Common Stock of the Company upon the exercise of stock options. A portion of the grants to certain employees vests upon the achievement of specified Company milestones.

Under the 2005 Plan, if an optionee is terminated for cause, the Company has the right and option to purchase, for a period of 180 days from the termination date, the shares of Common Stock the optionee obtained through the exercise of a stock option. The purchase price will equal the estimated fair market value of the Common Stock determined by mutual agreement between the Company and the optionee. There were no shares subject to repurchase at December 31, 2010 and 2011 and September 30, 2012.

During 2012, the Company adopted the Supernus Pharmaceuticals, Inc. 2012 Equity Incentive Plan (the 2012 Plan), which is stockholder-approved, and provides for the grant of stock options and certain other awards, including stock appreciation rights, restricted and unrestricted stock, stock units, performance awards, cash awards and other awards that are convertible into or otherwise based on the Company's common stock, to key employees and directors of, and consultants and advisors to, the Company. The 2012 Plan is administered by the Company's Board of Directors and provides for the issuance of up to 2,500,000 shares of the Company's Common Stock. The Company believes that such awards better align the interest of its employees with those of its stockholders. Option awards are granted with an exercise price equal to the estimated fair value of the Company's Common Stock at the grant date; those option awards generally vest in four annual installments, starting on the first anniversary of the date of grant and have ten-year contractual terms. The 2012 Plan provides for the issuance of Common Stock of the Company upon the exercise of stock options. Upon approval of the 2012 Plan, the Company began granting options under this plan and will not grant any further options under the 2005 Plan.

Stock-based compensation recognized related to the grant of employee and non-employee stock options, and non-vested stock was as follows:

	Year Ended December 31,			Nine Months Ended September 30,
	2009	2010	2011	2011	2012
				(unaudited)
	(in thousands)
Research and development	$28	$53	$63	$44	$133
Selling, general and administrative	83	244	(145)	(88)	139

Total	$111	$297	$(82)	$(44)	$272

In November 2010, the Board repriced 63,750 of the options granted on December 15, 2009, from a per-share exercise price of $7.04 to $2.56. In addition, the Board approved the modification of the performance vesting requirements related to 39,424 employee stock options and 102,941 shares of non-vested stock awarded to the Company's chief executive officer. The vesting of these share-based awards was contingent upon the submission and the FDA's acceptance of the Company's first new drug application (NDA) on or before December 22, 2010, and the Board extended the deadline for the achievement of this performance condition to March 31, 2011. As a result of the Board actions, there was no immediate charge related to the repriced and modified options. The Company recognized approximately $190,000 of stock-based compensation related to the modified performance vesting options during the period January 1, 2010 through February 28, 2011. As of March 31, 2011, the performance condition was not met and all performance vesting options expired. As a result, all previously recorded compensation expense related to the performance vesting options was reversed during 2011.

The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model using the assumptions in the following table (no options were granted during the nine months ended September 30, 2011):

	Year Ended December 31,			Nine Months Ended September 30,
	2009	2010	2011	2011	2012
				(unaudited)
Fair value of common stock	$1.60 - $7.04	$2.56 - $3.36	$4.24 - $5.88	—	$5.07 - $12.92
Expected volatility	60.3% - 61.5%	59.1% - 74.7%	69.1% - 69.5%	—	68.3% - 71.6%
Expected dividends	0%	0%	0%		0%
Expected term	6.25 years	0.41 - 6.25 years	6.25 years	—	6.25 years
Risk-free rate	1.65% - 2.72%	0.15% - 2.93%	1.16% - 1.49%	—	0.96% - 1.14%
Expected forfeiture rate	5%	0% - 5%	0%	—	0%

Fair Value of Common Stock—For all option grants prior to the completion of the Company's IPO on May 1, 2012, the fair value of the Common Stock underlying the option grants was determined by the Board, with the assistance of management, which intended all options granted to be exercisable at a price per share not less than the per share fair value of the Company's Common Stock underlying those options on the date of grant. The Company utilized methodologies, approaches and assumptions as set forth in the Technical Practice Aid, when estimating the fair value of Common Stock at each grant date.

Given the lack of an active public market for the Common Stock, the Board employed a third-party valuation firm to assist in the determination of fair value by completing contemporaneous valuations. In the absence of a public market, and as a clinical stage company with no significant revenues from product sales, the Company considered a range of factors to determine the fair market value of the Common Stock at each grant date. The factors include: (1) the achievement of clinical and operational milestones by the Company, (2) the status of strategic relationships with collaborators, (3) the significant risks associated with the Company's stage of development, (4) capital market conditions for life science companies, particularly similarly situated privately held, early-stage life science companies, (5) the Company's available cash, financial condition, and results of operations, (6) the most recent sales of the Company's preferred stock, and (7) the preferential rights of the outstanding preferred stock.

For option grants that occurred after the Company's IPO on May 1, 2012, the fair value of the Common Stock underlying the option grants was determined based on observable market prices of the Company's Common Stock.

Expected Volatility—Volatility is a measure of the amount by which a financial variable such as a share price has fluctuated (historical volatility) or is expected to fluctuate (expected volatility) during a period. The Company does not maintain an internal market for its shares and its shares are not traded privately. The Company has identified several public entities of similar size, complexity, and stage of development and, accordingly, historical volatility has been calculated using the volatility of these companies. The Company will continue to use the guideline peer group volatility information until the historical volatility of its own Common Stock is relevant to measure expected volatility for future option grants.

Dividend Yield—The Company has never declared or paid dividends and has no plans to do so in the foreseeable future.

Expected Term—This is the period of time that the options granted are expected to remain unexercised. Options granted have a maximum term of ten years. The Company determines the average expected life of stock options according the "simplified method" as described in Staff Accounting Bulletin 110, which is the mid-point between the vesting date and the end of the contractual term. Over time, management will track estimates of the expected life of the option term so that estimates will approximate actual behavior for similar options.

Risk-Free Interest Rate—This is the U.S. Treasury rate for the week of each option grant during the year, having a term that most closely resembles the expected term of the option.

Expected Forfeiture Rate—The forfeiture rate is the estimated percentage of options granted that are expected to be forfeited or canceled on an annual basis before becoming fully vested. The Company estimates the forfeiture rate based on turnover data with further consideration given to the class of employees to whom the options were granted.

Information with respect to stock options granted to employees and non-employees from January 1, 2009 through September 30, 2012 was as follows:

Grant Date	Number of Options Granted	Exercise Price	Estimated Fair Value	Intrinsic Value
01/19/2009	56,250	$1.60	$0.93	$—
12/15/2009	64,300	$7.04	$4.13	$—
02/10/2010	13,125	$3.36	$1.96	$—
04/16/2010	8,186	$3.36	$1.95	$—
07/20/2010	9,625	$3.36	$1.93	$—
10/15/2010	3,750	$2.56	$1.48	$—
11/02/2010	220,000	$2.56	$1.64	$—
11/16/2010	8,750	$2.56	$1.65	$—
10/14/2011	8,750	$4.24	$2.68	$—
12/30/2011	136,000	$5.88	$3.68	$—
1/17/2012 (unaudited)	5,686	$5.88	$3.68	$—
5/2/2012 (unaudited)	24,325	$5.74	$3.56	$—
6/21/2012 (unaudited)	13,250	$5.07	$3.24	$—
8/9/2012 (unaudited)	95,000	$12.92	$8.28	$—

The following table summarizes stock option activity under the 2005 Plan and the 2012 Plan:

	Number of Options	Weighted- Average Exercise Price	Weighted-Average Remaining Contractual Term
Outstanding, December 31, 2010	664,479	$1.72	7.83
Granted	144,750	$5.80
Exercised	(69,559)	$0.40
Forfeited or expired	(141,561)	$2.17

Outstanding, December 31, 2011	598,109	$2.75	7.71
Granted (unaudited)	138,261	$10.61
Exercised (unaudited)	(104,480)	$1.58
Forfeited or expired (unaudited)	(57,064)	$2.45

Outstanding, September 30, 2012 (unaudited)	574,826	$4.89	7.78

As of December 31, 2011:
Vested and expected to vest	588,586	$2.76	7.70
Exercisable	262,568	$1.29	5.96
As of September 30, 2012 (unaudited):
Vested and expected to vest (unaudited)	569,563	$4.91	7.77
Exercisable (unaudited)	187,657	$1.24	5.07

The aggregate intrinsic value of options outstanding, vested and expected to vest, and exercisable as of December 31, 2010 is approximately $589,000, $585,000 and $463,000, respectively. The aggregate intrinsic value of options outstanding, vested and expected to vest, and exercisable as of December 31, 2011 is approximately $1.9 million, $1.8 million and $1.2 million, respectively. The aggregate intrinsic value of options outstanding, vested and expected to vest, and exercisable as of September 30, 2012 is approximately $4.0 million, $3.9 million and $1.9 million, respectively.

The weighted-average, grant-date fair value of options granted for the years ended December 31, 2009, 2010 and 2011 and the nine months ended September 30, 2011 and 2012 was $2.64, $1.68, $3.64, $0 and $6.78 per share, respectively. The total fair value of the underlying Common Stock related to shares that vested during the years ended December 31, 2009, 2010 and 2011 and the nine months ended September 30, 2011 and 2012 was approximately $49,000, $104,000, $113,000, $37,000 and $36,000, respectively. The total intrinsic value of options exercised amounted to approximately $65,000, $26,000, $262,000, $7,000 and $444,000, respectively, during the years ended December 31, 2009, 2010 and 2011 and the nine months ended September 30, 2011 and 2012. As of December 31, 2011 and September 30, 2012, the total unrecognized compensation expense, net of related forfeiture estimates, was approximately $768,000 and $1,433,000, respectively, which the Company expects to recognize over a weighted-average period of 3.09 and 3.10 years, respectively.

On December 22, 2005, the Company granted an officer a restricted award for 875,000 shares of Common Stock. Approximately 625,000 shares of the award vested on a quarterly basis over a four-year period through 2009. The remaining 250,000 shares of the award vest upon the achievement of specified clinical and regulatory milestones. Of the 250,000 restricted awards subject to performance based vesting, there were 102,941 unvested shares as of December 31, 2010, which would vest upon the pending successful completion of one last milestone, which is the filing and the FDA's acceptance of the Company's first NDA filing on or before March 31, 2011. As the Company believed that achievement of this milestone was probable, the Company began recording stock compensation expense related to the fair value of this performance based restricted award in its consolidated statements of operations during the period ended December 31, 2010. The performance condition was not met, so the unvested portion of the restricted stock award expired on March 31, 2011 and the related expense was reversed on that date.

On the grant date, the Company estimated the fair value of restricted common stock to be $0.40 per share. The total estimated fair value of $350,000 was recognized a) ratably over the four year requisite service period and b) the portion subject to the achievement of the specified performance conditions is being recognized when achievement of those conditions was considered probable. For the years ended December 31, 2009, 2010 and 2011 and the nine months ended September 30, 2011 and 2012, the Company recognized approximately $62,000, $141,000, $(141,000), $(141,000), and $0, respectively, in stock compensation related to this arrangement. The following table summarizes activity related to these non-vested shares:

	Number of Shares	Weighted- Average Fair Value
Non-vested shares, December 31, 2010	102,941	$0.40
Granted	—
Vested	—
Forfeited or expired	(102,941)	$0.40

Non-vested shares, December 31, 2011	—

Stock Purchase Plan

During 2012, the Company adopted the Supernus Pharmaceuticals, Inc. 2012 Employee Stock Purchase Plan (the ESPP), which is stockholder-approved, and permits eligible employees to purchase shares of the Company's Common Stock using their payroll deductions, subject to certain conditions. The ESPP is administered by the Company's Board of Directors and provides for the issuance of up to 250,000 shares of the Company's Common Stock. Eligible employees can purchase shares, using their payroll deductions, at an amount equal to 85% of the lesser of the fair market value of the stock on (a) the first day of the option period or (b) the last day of the option period. During the nine months ended September 30, 2012, no shares of the Company's Common Stock have been purchased for eligible employees since per the plan the stock purchase will not be conducted until after the initial plan period ends on December 31, 2012.